UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-06302

Cohen & Steers Realty Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2020. The total returns for Cohen & Steers Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2020
Cohen & Steers Realty Shares:
Class A	–13.10%[a]
Class C	–13.38%[a]
Class I	–12.99%[a]
Class L	–12.99%[a]
Class R	–13.18%[a]
Class Z	–12.96%[a]
FTSE Nareit All Equity REITs Index[b]	–13.30%
S&P 500 Index[b]	–3.08%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursments, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in any index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

[b]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REALTY SHARES, INC.

Market Review

U.S. real estate securities declined in the first half of 2020 along with stocks broadly, falling sharply in the first quarter as the spread of COVID-19 led to widespread economic and social shutdowns. The group partly recovered in the second quarter, with markets responding positively to massive and unprecedented fiscal and monetary stimulus policies. The listed real estate market was also supported by mostly intact earnings and dividends, and by encouraging rent collection data (outside of retail and hotel landlords).

Fund Performance

The Fund had a negative total return in the period but modestly outperformed its benchmark (except for the Fund’s Class C shares, which modestly underperformed).

Most property sectors declined in the period, although data center REITs and cell tower owners in the infrastructure sector had sizable gains, aided by a significant increase in demand for e-commerce–related services amid a surge in working and purchasing from home. Industrial REITs, which play a key role in the delivery chain to homes, also outperformed by a significant margin. Overall, the Fund’s positioning in these sectors helped its relative performance, due to an overweight and favorable stock selection in data centers. The Fund’s underweights in the infrastructure and industrial sectors detracted from performance.

Health care REITs underperformed for the period but outperformed in the second half as certain companies—such as owners of senior living facilities, which reported better-than-expected occupancies—showed surprising signs of resilience in the face of COVID-19. The Fund increased the degree of its overweight in the health care sector during the period; this was beneficial to relative performance for the six months, as was stock selection in the sector.

Sentiment toward regional malls was severely impacted by a weakening economy and a threat to rental payments as numerous malls temporarily closed around the country. The Fund’s overweight in regional malls detracted from performance. Simon Property Group accounted for most of the Fund’s mall weighting in the period; we continued to favor the company for its high-quality properties and access to capital at attractive terms. The Fund’s underweight in shopping center owners, which also struggled, helped performance.

Most hotel stocks experienced sizable declines on economic uncertainty, compounded by a severe pullback in demand due to virus fears. Occupancies in many cases fell below 30%. The Fund’s overweight in the sector hindered performance.

Office companies held up better but also underperformed broader REITs. Amid the spread of COVID-19, many industries showed success in transitioning from physical offices to work from home, which led to questions about the long-term future of office demand. The Fund’s underweight in offices aided performance, although the effect was largely countered by less favorable stock selection in the sector.

COHEN & STEERS REALTY SHARES, INC.

Elsewhere, an overweight in the apartment sector hindered performance, as the group underperformed on concerns about decelerating rents in key markets. Stock selection in the specialty sector contributed to performance; the Fund did not own advertising REITs that had sizable declines in the period.

Sincerely,

THOMAS N. BOHJALIAN	JON CHEIGH
Portfolio Manager	Portfolio Manager

JASON A. YABLON

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REALTY SHARES,  INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2020

	Class A Shares	Class C Shares	Class I Shares	Class L Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–9.03%[a]	–6.29%[b]	—	—	—	—
1 Year (without sales charge)	–4.74%	–5.34%	–4.51%	–4.61%	–4.89%	–4.43%
5 Years (with sales charge)	—	—	—	—	—	—
5 Years (without sales charge)	—	—	—	6.75%	—	—
10 Years (with sales charge)	—	—	—	—	—	—
10 Years (without sales charge)	—	—	—	10.20%	—	—
Since Inception[c] (with sales charge)	–9.03%[a]	–6.29%[b]	—	—	—	—
Since Inception[c] (without sales charge)	–4.74%	–5.34%	–4.51%	11.09%	–4.89%	–4.43%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2020 prospectus were as follows: Class A—1.21% and 1.16%; Class C—1.86% and 1.81%; Class I—0.94% and 0.89%; Class L—0.96% and 0.89%; Class R—1.36% and 1.31% and Class Z—0.86% and 0.81%. Through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.88% for Class I shares, 0.88% for Class L shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of July 2, 1991 for Class L and July 1, 2019 for Class A, C, I, R and Z shares.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases payments; and (2) ongoing costs including investment advisory fees; distributions and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2020—June 30, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY SHARES,  INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period[a] January 1, 2020— June 30, 2020
Class A
Actual (–13.10% return)	$1,000.00	$869.00	$5.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.14	$5.77

Class C
Actual (–13.38% return)	$1,000.00	$866.20	$8.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.91	$9.02

Class I
Actual (–12.99% return)	$1,000.00	$870.10	$4.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.49	$4.42

Class L
Actual (–12.99% return)	$1,000.00	$870.10	$4.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.49	$4.42

Class R
Actual (–13.18% return)	$1,000.00	$868.20	$6.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.52

Class Z
Actual (–12.96% return)	$1,000.00	$870.40	$3.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.89	$4.02

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class L, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.88%, 0.88%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES,  INC.

June 30, 2020 Top Ten Holdings[a] (Unaudited)
Security	Value	% of Net Assets
American Tower Corp.	$608,953,740	12.2
Equinix, Inc.	404,122,382	8.1
Public Storage	253,289,043	5.1
Welltower, Inc.	244,297,570	4.9
UDR, Inc.	225,617,419	4.5
Duke Realty Corp.	224,653,172	4.5
Prologis, Inc.	212,914,476	4.3
SBA Communications Corp.	193,208,866	3.9
Essex Property Trust, Inc.	178,642,140	3.6
Simon Property Group, Inc.	176,201,516	3.6

[a]	Top ten holdings (excluding short-term investments) are determined on the basis of the value of the individual securities held.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS REALTY SHARES,  INC.

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	95.5%
COMMUNICATIONS—TOWERS	18.1%
American Tower Corp.		2,355,356	$608,953,740
Crown Castle International Corp.		588,073	98,414,016
SBA Communications Corp.		648,526	193,208,866

			900,576,622

CONSUMER, CYCLICAL—HOTELS, RESTAURANTS & LEISURE	1.6%
Boyd Gaming Corp.		1,256,944	26,270,130
Eldorado Resorts, Inc.[a]		1,263,641	50,621,458

			76,891,588

REAL ESTATE	75.8%
DATA CENTERS	11.0%
CyrusOne, Inc.		1,019,926	74,199,616
Digital Realty Trust, Inc.		171,214	24,331,222
Equinix, Inc.		575,427	404,122,382
QTS Realty Trust, Inc., Class A		713,322	45,716,807

			548,370,027

HEALTH CARE	12.2%
Healthcare Trust of America, Inc., Class A		1,260,207	33,420,690
Healthpeak Properties, Inc.		4,108,844	113,239,741
Medical Properties Trust, Inc.		6,655,577	125,124,848
Ventas, Inc.		2,440,260	89,362,321
Welltower, Inc.		4,720,726	244,297,570

			605,445,170

HOTEL	0.9%
Hilton Worldwide Holdings, Inc.		290,314	21,323,563
Host Hotels & Resorts, Inc.		2,308,825	24,912,222

			46,235,785

INDUSTRIALS	11.5%
Americold Realty Trust		2,049,331	74,390,715
Duke Realty Corp.		6,347,928	224,653,172
First Industrial Realty Trust, Inc.		1,589,263	61,091,270
Prologis, Inc.		2,281,308	212,914,476

			573,049,633

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
NET LEASE	11.2%
Agree Realty Corp.		1,076,880	$70,761,785
Spirit Realty Capital, Inc.		3,944,637	137,510,046
STORE Capital Corp.		1,049,035	24,977,523
VEREIT, Inc.		15,466,318	99,448,425
VICI Properties, Inc.		7,591,668	153,275,777
WP Carey, Inc.		1,073,979	72,654,679

			558,628,235

OFFICE	2.7%
Hudson Pacific Properties, Inc.		3,258,171	81,975,582
Kilroy Realty Corp.		869,390	51,033,193

			133,008,775

RESIDENTIAL	11.9%
APARTMENT	9.1%
Apartment Investment & Management Co., Class A		1,250,156	47,055,872
Essex Property Trust, Inc.		779,518	178,642,140
UDR, Inc.		6,035,779	225,617,419

			451,315,431

SINGLE FAMILY	2.8%
Invitation Homes, Inc.		4,999,461	137,635,161

TOTAL RESIDENTIAL			588,950,592

SELF STORAGE	8.1%
Extra Space Storage, Inc.		1,614,608	149,141,341
Public Storage		1,319,970	253,289,043

			402,430,384

SHOPPING CENTERS	5.8%
COMMUNITY CENTER	2.2%
Kimco Realty Corp.		6,267,932	80,480,247
SITE Centers Corp.		3,624,470	29,358,207

			109,838,454

REGIONAL MALL	3.6%
Simon Property Group, Inc.		2,576,799	176,201,516

TOTAL SHOPPING CENTERS			286,039,970

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
SPECIALTY	0.5%
Iron Mountain, Inc.		1,002,202	$26,157,472

TOTAL REAL ESTATE			3,768,316,043

TOTAL COMMON STOCK (Identified cost—$4,301,590,087)			4,745,784,253

SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.11%[b]		31,184,493	31,184,493

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$31,184,493)			31,184,493

TOTAL INVESTMENTS IN SECURITIES (identified cost—$4,332,774,580)	96.1%		4,776,968,746
OTHER ASSETS IN EXCESS OF LIABILITIES	3.9		194,127,948

NET ASSETS	100.0%		$4,971,096,694

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$4,332,774,580)	$4,776,968,746
Receivable for:
Fund shares sold	445,157,764
Dividends	16,281,552
Investment securities sold	10,220,998
Other assets	37,072

Total Assets	5,248,666,132

LIABILITIES:
Payable for:
Investment securities purchased	247,075,963
Fund shares redeemed	17,987,542
Dividends and distributions declared	9,432,793
Investment advisory fees	2,462,154
Administration fees	142,631
Shareholder servicing fees	81,320
Distribution fees	389
Directors’ fees	369
Other liabilities	386,277

Total Liabilities	277,569,438

NET ASSETS	$4,971,096,694

NET ASSETS consist of:
Paid-in capital	$4,817,506,493
Total distributable earnings/(accumulated loss)	153,590,201

$4,971,096,694

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2020 (Unaudited)

CLASS A SHARES:
NET ASSETS	$11,663,857
Shares issued and outstanding ($0.001 par value common stock outstanding)	210,354

Net asset value and redemption price per share	$55.45

Maximum offering price per share ($55.45 ÷ 0.955)[a]	$58.06

CLASS C SHARES:
NET ASSETS	$4,472,953
Shares issued and outstanding ($0.001 par value common stock outstanding)	80,872

Net asset value and offering price per share[b]	$55.31

CLASS I SHARES:
NET ASSETS	$543,267,793
Shares issued and outstanding ($0.001 par value common stock outstanding)	9,792,374

Net asset value, offering and redemption price per share	$55.48

CLASS L SHARES:
NET ASSETS	$4,399,115,888
Shares issued and outstanding ($0.001 par value common stock outstanding)	79,276,372

Net asset value, offering and redemption price per share	$55.49

CLASS R SHARES:
NET ASSETS	$1,901,089
Shares issued and outstanding ($0.001 par value common stock outstanding)	34,261

Net asset value, offering and redemption price per share	$55.49

CLASS Z SHARES:
NET ASSETS	$10,675,114
Shares issued and outstanding ($0.001 par value common stock outstanding)	192,323

Net asset value, offering and redemption price per share	$55.51

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividend income	$57,105,973

Expenses:
Investment advisory fees	14,934,195
Shareholder servicing fees—Class A	4,619
Shareholder servicing fees—Class C	4,158
Shareholder servicing fees—Class I	136,302
Shareholder servicing fees—Class L	1,709,435
Administration fees	956,352
Transfer agent fees and expenses	418,378
Shareholder reporting expenses	196,669
Registration and filing fees	126,506
Directors’ fees and expenses	90,123
Professional fees	58,851
Custodian fees and expenses	38,876
Distribution fees—Class A	11,548
Distribution fees—Class C	12,473
Distribution fees—Class R	4,646
Miscellaneous	69,956

Total Expenses	18,773,087
Reduction of Expenses (See Note 2)	(1,221,713)

Net Expenses	17,551,374

Net Investment Income (Loss)	39,554,599

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	(322,671,420)
Net change in unrealized appreciation (depreciation) on investments in securities	(319,087,390)

Net Realized and Unrealized Gain (Loss)	(641,758,810)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(602,204,211)

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$39,554,599	$68,741,147
Net realized gain (loss)	(322,671,420)	647,214,832
Net change in unrealized appreciation (depreciation)	(319,087,390)	460,340,750

Net increase (decrease) in net assets resulting from operations	(602,204,211)	1,176,296,729

Distributions to Shareholders:
Class A	(384,237)	(132,606)
Class C	(138,892)	(27,518)
Class I	(18,349,035)	(18,905,023)
Class L	(144,989,044)	(636,863,664)
Class R	(62,184)	(19,825)
Class Z	(332,480)	(4,610)

Total distributions	(164,255,872)	(655,953,246)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,396,176,496	81,021,417

Total increase (decrease) in net assets	629,716,413	601,364,900
Net Assets:
Beginning of period	4,341,380,281	3,740,015,381

End of period	$4,971,096,694	$4,341,380,281

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
Per Share Operating Data:	For the Six Months Ended June 30, 2020	For the Period July 1, 2019[a] through December 31, 2019
Net asset value, beginning of period	$66.10	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	0.53	1.11
Net realized and unrealized gain (loss)	(9.22)	5.10

Total from investment operations	(8.69)	6.21

Less dividends and distributions to shareholders from:

Net investment income	(0.62)	(0.81)

Net realized gain	(1.34)	(4.87)

Total dividends and distributions to shareholders	(1.96)	(5.68)

Net increase (decrease) in net asset value	(10.65)	0.53

Net asset value, end of period	$55.45	$66.10

Total return[c,d]	–13.09%[e]	9.63%[e]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$11.7	$5.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.20%[f]	1.20%[f]

Expenses (net of expense reduction)	1.15%[f]	1.15%[f]

Net investment income (loss) (before expense reduction)	1.81%[f]	3.39%[f,g]

Net investment income (loss) (net of expense reduction)	1.86%[f]	3.44%[f,g]

Portfolio turnover rate	36%[e]	91%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]	The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
Per Share Operating Data:	For the Six Months Ended June 30, 2020	For the Period July 1, 2019[a] through December 31, 2019
Net asset value, beginning of period	$65.98	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	0.40	0.91
Net realized and unrealized gain (loss)	(9.25)	5.09

Total from investment operations	(8.85)	6.00

Less dividends and distributions to shareholders from:

Net investment income	(0.48)	(0.72)

Net realized gain	(1.34)	(4.87)

Total dividends and distributions to shareholders	(1.82)	(5.59)

Net increase (decrease) in net asset value	(10.67)	0.41

Net asset value, end of period	$55.31	$65.98

Total return[c,d]	–13.37%[e]	9.28%[e]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$4.5	$1.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.85%[f]	1.85%[f]

Expenses (net of expense reduction)	1.80%[f]	1.80%[f]

Net investment income (loss) (before expense reduction)	1.37%[f]	2.79%[f,g]

Net investment income (loss) (net of expense reduction)	1.42%[f]	2.84%[f,g]

Portfolio turnover rate	36%[e]	91%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not Annualized.
[f]	Annualized.
[g]	The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
Per Share Operating Data:	For the Six Months Ended June 30, 2020	For the Period July 1, 2019[a] through December 31, 2019
Net asset value, beginning of period	$66.15	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	0.61	0.84
Net realized and unrealized gain (loss)	(9.24)	5.45

Total from investment operations	(8.63)	6.29

Less dividends and distributions to shareholders from:

Net investment income	(0.70)	(0.84)

Net realized gain	(1.34)	(4.87)

Total dividends and distributions to shareholders	(2.04)	(5.71)

Net increase (decrease) in net asset value	(10.67)	0.58

Net asset value, end of period	$55.48	$66.15

Total return[c]	–12.98%[d]	9.75%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$543.3	$302.0

Ratios to average daily net assets:

Expenses (before expense reduction)	0.93%[e]	0.93%[e]

Expenses (net of expense reduction)	0.88%[e]	0.88%[e]

Net investment income (loss) (before expense reduction)	2.08%[e]	2.43%[e,f]

Net investment income (loss) (net of expense reduction)	2.13%[e]	2.48%[e,f]

Portfolio turnover rate	36%[d]	91%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class L
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$66.16	$58.20	$64.45	$65.63	$70.52	$76.86

Income (loss) from investment operations:

Net investment income (loss)[a]	0.58	1.08	1.23	1.05	1.11	0.92 [b]
Net realized and unrealized gain (loss)	(9.21)	17.48	(3.70)[c]	3.49	2.85	2.17

Total from investment operations	(8.63)	18.56	(2.47)	4.54	3.96	3.09

Less dividends and distributions to shareholders from:

Net investment income	(0.70)	(0.83)	(1.12)	(1.16)	(1.11)	(0.87)
Net realized gain	(1.34)	(9.77)	(2.66)	(4.56)	(7.74)	(8.56)

Total dividends and distributions to shareholders	(2.04)	(10.60)	(3.78)	(5.72)	(8.85)	(9.43)

Net increase (decrease) in net asset value	(10.67)	7.96	(6.25)	(1.18)	(4.89)	(6.34)

Net asset value, end of period	$55.49	$66.16	$58.20	$64.45	$65.63	$70.52

Total return[d]	–12.98%[e]	32.90%	–4.20%[c]	7.10%	5.61%	5.00%

Ratios/Supplemental Data:

Net assets, end of period (in billions)	$4.4	$4.0	$3.7	$4.5	$5.3	$5.7

Ratio of expenses to average daily net assets (before expense reduction)	0.94%[f]	0.95%	1.00%[c]	0.96%	0.96%	0.98%

Ratio of expenses to average daily net assets (net of expense reduction)	0.88%[f]	0.92%	1.00%[c]	0.96%	0.96%	0.98%

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class L
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Ratios/Supplemental Data:		2019	2018	2017	2016	2015

Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.91%[f]	1.56%	1.98%	1.58%	1.56%	1.24%

Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.97%[f]	1.59%	1.98%	1.58%	1.56%	1.24%

Portfolio turnover rate	36%[e]	91%	63%	75%	78%	58%

[a]	Calculation based on average shares outstanding.
[b]	13.1% of gross income was attributable to dividends paid by Simon Property Group for the year ended December 31, 2015.
[c]

During the reporting period the Fund settled legal claims against two issuers of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.81). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratios of expenses to average daily net assets would have been 0.97%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been –4.35%.

[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
Per Share Operating Data:	For the Six Months Ended June 30, 2020	For the Period July 1, 2019[a] through December 31, 2019
Net asset value, beginning of period	$66.13	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	0.43	0.96
Net realized and unrealized gain (loss)	(9.17)	5.20

Total from investment operations	(8.74)	6.16

Less dividends and distributions to shareholders from:

Net investment income	(0.56)	(0.73)

Net realized gain	(1.34)	(4.87)

Total dividends and distributions to shareholders	(1.90)	(5.60)

Net increase (decrease) in net asset value	(10.64)	0.56

Net asset value, end of period	$55.49	$66.13

Total return[c]	–13.16%[d]	9.55%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$1.9	$2.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.35%[e]	1.35%[e]

Expenses (net of expense reduction)	1.30%[e]	1.30%[e]

Net investment income (loss) (before expense reduction)	1.42%[e]	3.10%[e,f]

Net investment income (loss) (net of expense reduction)	1.47%[e]	3.15%[e,f]

Portfolio turnover rate	36%[d]	91%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
Per Share Operating Data:	For the Six Months Ended June 30, 2020	For the Period July 1, 2019[a] through December 31, 2019
Net asset value, beginning of period	$66.17	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	0.49	1.62
Net realized and unrealized gain (loss)	(9.10)	4.70

Total from investment operations	(8.61)	6.32

Less dividends and distributions to shareholders from:

Net investment income	(0.71)	(0.85)

Net realized gain	(1.34)	(4.87)

Total dividends and distributions to shareholders	(2.05)	(5.72)

Net increase (decrease) in net asset value	(10.66)	0.60

Net asset value, end of period	$55.51	$66.17

Total return[c]	–12.94%[d]	9.80%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$10,675.1	$503.9

Ratios to average daily net assets:

Expenses (before expense reduction)	0.85%[e]	0.85%[e]

Expenses (net of expense reduction)	0.80%[e]	0.80%[e]

Net investment income (loss) (before expense reduction)	1.72%[e]	5.09%[e,f]

Net investment income (loss) (net of expense reduction)	1.77%[e]	5.14%[e,f]

Portfolio turnover rate	36%[d]	91%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return through investment in real estate securities. On April 26, 2019, the Fund’s Board of Directors approved converting the Fund from a no-load fund to a multi-class fund with the addition of seven classes of shares, Class A, Class C, Class F, Class I, Class L, Class R and Class Z shares, effective July 1, 2019. Existing shareholders were mapped to Class L shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$4,745,784,253	$4,745,784,253	$—	$—
Short-Term Investments	31,184,493	—	31,184,493	—

Total Investments in Securities[a]	$4,776,968,746	$4,745,784,253	$31,184,493	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon results of operations for the six months ended June 30, 2020, the investment advisor considers it likely that, a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2020, the Fund’s fiscal year end.

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to $8.5 billion and 0.70% of such assets in excess of $8.5 billion.

For the six months ended June 30, 2020 and through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.88% for Class I shares, 0.88% for Class L shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2020, fees waived and/or expenses reimbursed totaled $1,221,713.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2020, the Fund incurred $796,490 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares and a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2020, the Fund has been advised that the distributor received $13,661, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $1,391 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes will be used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10%, 0.25%, 0.10% and 0.10% of the average daily net assets attributable to the Fund’s Class A, Class C, Class I and Class L shares, respectively. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $15,611 for the six months ended June 30, 2020.

Other: As of June 30, 2020, approximately 24.1% of the Fund’s outstanding shares were owned by shareholders investing either directly or indirectly through an account, platform or program sponsored by one financial institution. Investment and asset allocation decisions by either a direct shareholder or financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund’s NAV and performance.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2020, totaled $2,550,066,513 and $1,453,911,731, respectively.

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$4,332,774,580

Gross unrealized appreciation on investments	$644,320,145
Gross unrealized depreciation on investments	(200,125,979)

Net unrealized appreciation (depreciation) on investments	$444,194,166

Note 5. Capital Stock

On April 26, 2019, the Fund’s Board of Directors approved changing the name of the Fund’s sole outstanding share class to Class L common stock, adding Class A, C, F, I, R and Z shares of common stock and increasing the number of authorized shares of common stock. As of July 1, 2019, the Fund is authorized to issue 700 million shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 100 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class L capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. Prior to July 1, 2019, the Fund was authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, as noted in the Fund’s prospectus, effective July 1, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. As described in a supplement dated August 13, 2020 to the Fund’s prospectus and statement of additional information, effective September 15, 2020, with the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class Aa:
Sold	155,351	$9,023,362	90,338	$6,049,797
Issued as reinvestment of dividends and distributions	5,907	323,858	1,846	120,736
Redeemed	(38,180)	(2,147,328)	(4,908)	(323,323)

Net increase (decrease)	123,078	$7,199,892	87,276	$5,847,210

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Class Ca:
Sold	69,221	$4,276,277	25,233	$1,666,216
Issued as reinvestment of dividends and distributions	1,992	108,876	167	10,825
Redeemed	(14,181)	(784,719)	(1,560)	(102,546)

Net increase (decrease)	57,032	$3,600,434	23,840	$1,574,495

Class Ia:
Sold	7,868,856	$441,183,469	4,807,319	$329,229,330
Issued as reinvestment of dividends and distributions	264,074	14,453,742	209,665	13,743,698
Redeemed	(2,906,366)	(160,216,840)	(451,174)	(30,174,222)

Net increase (decrease)	5,226,564	$295,420,371	4,565,810	$312,798,806

Class L:
Sold	28,773,530	$1,665,806,528	11,846,876	$796,409,797
Issued as reinvestment of dividends and distributions	2,513,279	137,395,029	9,089,385	597,955,759
Redeemed	(12,911,026)	(723,598,761)	(24,300,699)	(1,636,079,324)

Net increase (decrease)	18,375,783	$1,079,602,796	(3,364,438)	$(241,713,768)

Class Ra:
Sold	10,345	$589,815	30,495	$2,000,513
Issued as reinvestment of dividends and distributions	963	52,680	266	17,240
Redeemed	(7,778)	(409,790)	(30)	(1,975)

Net increase (decrease)	3,530	$232,705	30,731	$2,015,778

Class Za:
Sold	364,324	$20,280,902	7,557	$495,159
Issued as reinvestment of dividends and distributions	5,904	325,431	58	3,737
Redeemed	(185,520)	(10,486,035)	—	—

Net increase (decrease)	184,708	$10,120,298	7,615	$498,896

[a]	Inception date of July 1, 2019.

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks.

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and down grades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period. During this period, the UK will no longer be considered a

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

member state of the EU, but will remain subject to EU law, regulations and maintain access to the EU single market while the UK and EU negotiate and agree on the nature of their future relationship. The transition period is expected to end December 31, 2020, subject to extension. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability. In addition, if the UK and the EU are unable to agree on trade and/or other agreements by the end of the transition period, or a related extension, the economic impact resulting from Brexit may be more negative.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities

COHEN & STEERS REALTY SHARES,  INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2020 and at meetings of the full Board of Directors held on March 17, 2020 and June 9, 2020. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 8, 2020. At the meeting of the full Board of Directors on June 9, 2020, the Advisory Agreement was unanimously continued for a term ending June 30, 2021 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio

COHEN & STEERS REALTY SHARES,  INC.

managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three-, five- and ten-year periods ended March 31, 2020, ranking in the first, first, first, and second quintiles, respectively. The Board of Directors also noted that the Fund outperformed its linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2020. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other real estate funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee was slightly higher

COHEN & STEERS REALTY SHARES,  INC.

than the Peer Group median, ranking in the fourth quintile. The Board of Directors further noted that the Fund’s total expense ratio represented the Peer Group median, ranking in the third quintile. The Board of Directors considered that the Fund has a breakpoint of 0.05% on assets under management over $8.5 billion, though the Fund is not benefitting from the fee reduction of the breakpoint based on its current assets. The Board of Directors further considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving a portion of its fee and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund’s advisory fee schedule contains a breakpoint as noted above and, as discussed above, the Investment Advisor is currently waiving a portion of its fee or reimbursing expenses to limit the overall operating expenses of the Fund. In light of the considerations above, the Board of Directors determined that economies of scale are being and will continue to be shared with shareholders, concluding that the Fund’s expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for

COHEN & STEERS REALTY SHARES,  INC.

institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program), effective June 1, 2019. The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end fund investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 9, 2020 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from June 1, 2019 through March 31, 2020 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule and is not required to set a HLIM.

COHEN & STEERS REALTY SHARES,  INC.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer and Vice President

Thomas N. Bohjalian

Vice President

Jon Cheigh

Vice President

Jason A. Yablon

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSJAX
Class C—CSJCX
Class F—CSJFX*
Class I—CSJIX
Class L—CSRSX
Class R—CSJRX
Class Z—CSJZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen  & Steers

Realty Shares

Semiannual Report June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSJAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Financial Officer
(Chief Financial Officer)

Date: September 3, 2020